Exhibit 99.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony B. Waters, Chief Financial Officer of InnSuites Hospitality Trust (the “Trust”), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.             The Annual Report on Form 10-K of the Trust for the fiscal year ended January 31, 2003 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the Annual Report fairly presents, in all materials respects, the financial condition and results of operations of the Trust.

Dated: April 30, 2003	By:	/s/ Anthony B. Waters
Name: Anthony B. Waters
Title: Chief Financial Officer